UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2022

LOTTERY.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38508	81-1996183
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

20808 State Hwy 71W, Unit B

Spicewood, Texas 78669

(Address of Principal Executive Offices)

(512) 592-2451

(Registrant’s Telephone Number including Area Code)

(Former name or address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LTRY	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50	LTRYW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Chairman of the Board of Directors

At a Special Meeting of the Board of Directors (the “Board”) of Lottery.Com, Inc. (the “Company”) on October 29, 2022, (the “Special Meeting”), the Board appointed Matthew Howard McGahan, Director, to serve as the new Chairman of the Board of the Company, replacing Richard Kivel, and shall be designated as Presiding Director over all future meetings of the Board.

Also, at the Special Meeting, the Board appointed Sohail S. Quraeshi, Interim-CEO, henceforth as Chief Executive Officer (“CEO”) of the Company. As CEO, Mr. Quraeshi shall have the general authority to perform such duties in the management of the business of the Corporation as it pertains to his office as Chief Executive Officer, subject to the control of the Board.

The Company is entering into an executive consulting agreement with Mr. Quraeshi to be filed at a later date.

Appointment of New Directors

At a Special Meeting of the Board on November 3, 2022, the Board appointed two new directors to fill certain vacancies on the Board, and subject to successful background checks, which were completed on November 4, 2022:

Barney Battles, age 56, Independent Director. Since 2014, Mr. Battles has been the Founder of The League of Angels, a network of UHNW international members investing in fast growth British ventures with a global impact and strong corporate values. Mr. Battles is the former co-owner of Jackpot Games, a Maltese online gaming venture that was then sold to a large German Media Group. Additionally, Mr. Battles is the former senior advisor to the Rank Group PLC (LSE: RNK), where he focused on the Grosvenor Casinos and Bingo (a UK-based chain of 53 casinos located in major towns and cities across the UK and 76 bingo clubs located in Belgium, Spain, and the UK). During his time at Grosvenor Casinos and Bingo, Mr. Battles focused on delivering interactive digital gaming formats across their retail footprint. He also has extensive FTSE experience, working as Executive Chairman/CFO in turnaround or high growth sectors and is a former CFO of London’s largest digital agency. Mr. Battles earned a Master in Computing Science from the University of Aberdeen, and was a Scottish Chartered Accountant with Ernst & Young.

Naila Chowdhury, age 61, Director. Ms. Chowdhury has over 25 years of leadership experience in senior management in private, public, and non-profit organizations globally; she was co-founder and CEO of “Pillar 4 Dignity” supporting and empowering underserved women and girls worldwide who face social and economic challenges. Ms. Chowdhury is a global networker who has built bridges to foster strategic partnerships for women, girls, and youth internationally. For many years, she actively worked for the economic empowerment of young people their human dignity, and rights through digital inclusion in technology, and programs to change specific national policies and procedures. Ms. Chowdhury holds an Executive MBA from the Stockholm School of Economics and a Master of Commerce & Marketing from the University of Dhaka, Bangladesh.

For newly appointed Independent Director Battles:

1)	there was no arrangement or understanding between he and any other person pursuant to which the Mr. Battles was selected as a director; and

2)	there are no related party transactions between the Mr. Battles (and entities affiliated with) and the Registrant.

For newly appointed Director Ms. Chowdhury, she satisfies the NASDAQ’s Board Diversity Rule.

Resignation of Director

Effective at 6 p.m. EDT on November 4, 2022, Richard Kivel (“Kivel”) resigned as director from the Company’s Board because of a disagreement with the Company on matters relating to the Company’s corporate governance, operations, policies, and practices (see Exhibit 17.1).

Through the Board’s acceptance of Kivel’s resignation, the Company categorically and unequivocally refutes all statements made by Kivel as baseless. Moreover, the Company asserts that Kivel regularly acted in his best interest to the detriment of the Company. The Company finds that Kivel’s resignation as director was timely because the Company considered taking action to remove him as a director for his conduct, which caused irreparable harm to the Company, its employees, shareholders, and key third-party partners. The Company believes that Kivel resigned to avoid being removed for cause. The Company is currently seeking legal guidance on how to best respond to Kivel for breaching his fiduciary duties to the Company.

As a result of Kivel’s resignation, the size of the Board was reduced from five members to four. The Company is working diligently to identify and appoint an additional director to fill the vacancy.

Forward Looking Statements

This Current Report on Form 8-K (the “Form 8-K”) contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this Form 8-K, regarding the Company’s strategy, future operations, prospects, plans and objectives of management, are forward-looking statements. When used in this Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “initiatives,” “continue,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. The forward-looking statements speak only as of the date of this Form 8-K or as of the date they are made. The Company cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. In addition, the Company cautions you that the forward-looking statements contained in this Form 8-K are subject to risks and uncertainties, including but not limited to, any future findings from ongoing review of the Company’s internal accounting controls, additional examination of the preliminary conclusions of such review, the Company’s ability to secure additional capital resources, the Company’s ability to continue as a going concern, the Company’s ability to respond in a timely and satisfactory matter to the inquiries by Nasdaq, the Company’s ability to regain compliance with the Bid Price Requirement, the Company’s ability to regain compliance with Nasdaq Listing Rules, the Company’s ability to become current with its SEC reports, and those additional risks and uncertainties discussed under the heading “Risk Factors” in the Form 10-K filed by the Company with the SEC on April 1, 2022, and the other documents filed, or to be filed, by the Company with the SEC. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the reports that the Company has filed and will file from time to time with the SEC. These SEC filings are available publicly on the SEC’s website at www.sec.gov. Should one or more of the risks or uncertainties described in this Form 8-K materialize or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit

No.	Description

17.1	Resignation Letter of Richard Kivel, Dated November 4, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lottery.Com Inc. (the “Registrant”)
a Delaware corporation

Date: November 9, 2022	By:	/s/Sohail Quraeshi
	Name:	Sohail Quraeshi
	Title:	Chief Executive Officer

3